EXHIBIT 31.1
                  CERTIFICATION PURSUANT TO 18 U.S.C. ss. 1350,
      AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Online Originals, Inc. (the "Company") on Form 10-K (the "Report") for the period ended November 30, 2008 as filed with the Securities and Exchange Commission on the date hereof I, Shari Sookarookoff, President Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to section 302 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

         1. I certify that I have reviewed the Form 10-K of Online Originals, Inc.;

         2. Based on my knowledge, the Report does not contain any untrue statement of a material fact or omit a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Report;

         3. Based on my knowledge, the financial statements and other financial information included in the Report fairly present in all material respects the financial condition, results of operations, and cash flows of the issuer, as of, and for, the period presented in the Report;

         4. The registrant's, other certifying officers, and I are responsible for establishing and maintaining disclosure controls and procedures (as such term is defined in Exchange Act Rules 13a-15(e) and 15d-15(e) and internal control over financial reporting as defined in Exchange Act Rules 13a-15f and 15d-15f for the registrant and have:

                  a. Designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by other within those entities, particularly during the period in which this Report is being prepared;

                  b. Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting, and the preparation of financial statements for external purposes in accordance with generally accepted accounting principals;

                  c. Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this Report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this Report based on such evaluation; and

                  d. Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

         5. The registrant's, other certifying officers, and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's Board of Directors (or persons fulfilling the equivalent function);

                  a. All significant deficiencies in the design or operation of internal control over financial reporting, which are reasonably likely to adversely affect the small business issuers ability to record, process, summarize, and report financial information; and

                  b.  Any  fraud,   whether  or  not  material,   that  involves
         management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: March 6, 2009

By:      /s/ Shari Sookarookoff
         ---------------------------
         Shari Sookarookoff
         President, Chief Executive Officer and principal executive officer